Business Combinations and Divestitures	12 Months Ended
Dec. 31, 2011
Business Combinations and Divestitures [Abstract]
Business Combinations and Divestitures
NOTE 3	Business Combinations and Divestitures

In January 2011, the Company acquired the banking operations of First Community Bank of New Mexico (“FCB”) from the FDIC. The FCB transaction did not include a loss sharing agreement. The Company acquired 38 branch locations and approximately $1.8 billion in assets, assumed approximately $2.1 billion in liabilities, and received approximately $412 million in cash from the FDIC. In addition, the Company recognized a $46 million gain on this transaction during the first quarter of 2011.

In 2010, the Company acquired the securitization trust administration business of Bank of America, N.A. This transaction included the acquisition of $1.1 trillion of assets under administration and provided the Company with approximately $8 billion of deposits at the time of closing.

During 2010, the Company exchanged its proprietary long-term mutual fund business of U.S. Bancorp Asset Management (formerly FAF Advisors, Inc.), an affiliate of the Company, for cash consideration and a 9.5 percent equity interest in Nuveen Investments. The Company recorded a $103 million gain ($41 million after tax) related to this transaction. The Company retained all other products and services previously offered by U.S. Bancorp Asset Management.